                                                           Exhibit 10.8

                              AMENDED AND RESTATED


                          TECHNOLOGY LICENSE AGREEMENT

                                      among

                                   AT&T CORP.

                                 NCR CORPORATION

                                       and

                            LUCENT TECHNOLOGIES INC.


                         Effective as of March 29, 1996

                              AMENDED AND RESTATED

                          TECHNOLOGY LICENSE AGREEMENT

                                Table of Contents

ARTICLE I DEFINITIONS.......................................................  2
  1.1   Applied Corporate Technology........................................  2
  1.2   AT&T's Network Technology...........................................  2
  1.3   AT&T's Proprietary Feature..........................................  2
  1.4   AT&T's  Restricted Technology.......................................  2
  1.5   AT&T Services Business..............................................  2
  1.6   AT&T's Technology...................................................  2
  1.7   AT&T's Wireless Services Technology.................................  2
  1.8   Common Support Function Software....................................  2
  1.9   Copyrights..........................................................  3
  1.10  Corporate Technology................................................  3
  1.11  Enterprise Technology...............................................  3
  1.12  LUCENT Business.....................................................  3
  1.13  LUCENT's Product Realization Technology.............................  3
  1.14  LUCENT's Restricted Technology......................................  3
  1.15  LUCENT's Specified Technology.......................................  3
  1.16  LUCENT's Technology.................................................  3
  1.17  Mask Works..........................................................  3
  1.18  NCR's Product Realization Technology................................  3
  1.19  NCR's Restricted Technology.........................................  4
  1.20  NCR's Specified Technology..........................................  4
  1.21  NCR's Technology....................................................  4
  1.22  Related Companies of AT&T...........................................  4
  1.23  Related Companies of NCR............................................  4
  1.24  Related Companies of LUCENT.........................................  4
  1.25  Technology..........................................................  4

ARTICLE II ACCESS AND USE OF ENTERPRISE TECHNOLOGY..........................  5
  2.1    Access to Enterprise Technology....................................  5
  2.2    Export Control.....................................................  5
  2.3    AT&T's Rights to Use Enterprise Technology.........................  5
  2.4    NCR's  Rights to Use Enterprise Technology.........................  6
  2.5    LUCENT's  Rights to Use Enterprise Technology......................  6
  2.6    Procurement........................................................  8
  2.7    Exclusion of AT&T's Wireless Services Technology...................  8

ARTICLE III TERMINATION.....................................................  8
  3.1    Voluntary Termination..............................................  8
  3.2    Survival...........................................................  9
  3.3    Change of Control of or Certain Acquisitions by NCR................  9


ARTICLE IV MISCELLANEOUS PROVISIONS.........................................  9
  4.1   Agreement Prevails..................................................  9
  4.2   Nothing Construed...................................................  9
  4.3   Disclaimer..........................................................  9
  4.4   No Patent Licenses..................................................  9
  4.5   Confidentiality.....................................................  9
  4.6   Nonassignability...................................................  10
  4.7   Addresses..........................................................  10
  4.8   Choice of Law......................................................  10
  4.9   Integration........................................................  10
  4.10  Arbitration and Dispute Resolution.................................  11
  4.11  Amendments and Changes.............................................  11

Exhibit A List of AT&T's Network Technology................................  14

[Exhibit B Intentionally Left Blank].......................................  15

Exhibit C List of AT&T's Restricted Technology.............................  16

Exhibit D List of NCR's Product Realization Technology.....................  17

Exhibit E List of NCR's Restricted Technology..............................  18

Exhibit F List of NCR's Specified Technology...............................  19

Exhibit G List of LUCENT's Product Realization Technology..................  20

Exhibit H List of LUCENT's Restricted Technology...........................  21

Exhibit I List of Applied Corporate Technology.............................  22

                              AMENDED AND RESTATED

                          TECHNOLOGY LICENSE AGREEMENT


       This Agreement is effective as of March 29, 1996, among AT&T CORP., a New York corporation ("AT&T"), having an office at 32 Avenue of the Americas, New York, New York 10013, NCR CORPORATION, a Maryland corporation ("NCR"), having an office at 101 West Schantz Avenue, Dayton, Ohio 45479, and LUCENT TECHNOLOGIES INC., a Delaware corporation ("LUCENT"), having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974 (each hereinafter referred to as a "Party"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I hereof or as assigned to them in the Separation and Distribution Agreement (as defined below).


       WHEREAS, the Board of Directors of AT&T has determined that it is in the best interests of AT&T and its shareholders to separate AT&T's existing businesses into three independent businesses; and


       WHEREAS, as part of the foregoing AT&T, NCR and LUCENT have entered into a Separation and Distribution Agreement, dated as of February 1, 1996 (the "Separation and Distribution Agreement"), which provides, among other things, for the Separation of the LUCENT Assets and LUCENT Liabilities, the IPO, the Distribution and the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing; and



       WHEREAS, AT&T desires to receive and NCR and LUCENT, respectively, are each willing to grant to AT&T certain rights to use technology which is owned by NCR and LUCENT, respectively, on or after the date hereof; and



       WHEREAS, NCR desires to receive and AT&T and LUCENT, respectively, are each willing to grant to NCR certain rights to use technology retained and owned by AT&T and technology owned by LUCENT on or after the date hereof; and



       WHEREAS, LUCENT desires to receive and AT&T and NCR, respectively, are each willing to grant to LUCENT certain rights to use technology retained and owned by AT&T and technology owned by NCR on or after the date hereof.


       NOW, THEREFORE, in consideration of the mutual promises of the Parties, and of good and valuable consideration, it is agreed by and between the Parties as follows:

                                    ARTICLE I
                                   DEFINITIONS

For the purpose of this Agreement the following terms in capital letters are defined in this Article I and shall have the meaning specified herein:


              1.1 APPLIED CORPORATE TECHNOLOGY means the Technology listed in Exhibit "I". By separate Technology Assignment and Joint Ownership Agreement of even date herewith, AT&T has assigned to LUCENT and NCR equal undivided one-third (1/3) interest in the Technology listed in Exhibit "I".


              1.2 AT&T'S NETWORK TECHNOLOGY means Technology related to the infrastructure of the AT&T Global Network as listed in Exhibit "A".


              1.3 AT&T'S PROPRIETARY FEATURE means any AT&T network feature currently committed and/or deployed which LUCENT exclusively provides to AT&T pursuant to a separate existing development or procurement agreement between AT&T and LUCENT.


              1.4 AT&T'S RESTRICTED TECHNOLOGY means only those items of AT&T's Technology listed in the attached Exhibit "C".

              1.5 AT&T SERVICES BUSINESS shall have the meaning set forth in the Separation and Distribution Agreement.


              1.6 AT&T'S TECHNOLOGY means any and all portions of Enterprise Technology existing as of the Closing Date, which were developed by or for, or purchased by the AT&T Services Business. The term includes AT&T's Restricted Technology, AT&T's Network Technology and AT&T's Wireless Services Technology but shall not include Applied Corporate Technology, NCR's Technology, LUCENT's Technology, Common Support Function Software or Corporate Technology.


              1.7 AT&T'S WIRELESS SERVICES TECHNOLOGY means all Technology developed solely by or for the AT&T Wireless Services business, or by AT&T or a third party for the AT&T Wireless Services business, without any substantial involvement by LUCENT or NCR and related to the business of AT&T Wireless Services Inc., an AT&T Subsidiary, including both cellular and PCS technology, both mobile and fixed.

              1.8 COMMON SUPPORT FUNCTION SOFTWARE means those computer programs in source and object code forms, including their respective associated documentation, listed on Schedule "A" of the Technology Assignment and Joint Ownership Agreement of even date herewith.

              1.9 COPYRIGHTS mean any original works of authorship fixed in any tangible medium of expression as set forth in 17 U.S.C. Section 101 et. seq.


              1.10 CORPORATE TECHNOLOGY means any and all portions of Enterprise Technology other than Applied Corporate Technology, AT&T's Technology, NCR's Technology, LUCENT's Technology, and Common Support Function Software. The term includes, but is not limited to, basic research. By separate Technology Assignment and Joint Ownership Agreement of even date herewith, AT&T has assigned to LUCENT an equal undivided one-half (1/2) interest in Corporate Technology.


              1.11 ENTERPRISE TECHNOLOGY means any and all Technology existing as of the Closing Date which is owned by, and was developed by or for, or purchased by AT&T and its Subsidiaries, including any of its business units and divisions. The term includes any and all Technology owned or controlled by any of AT&T's Subsidiaries under which AT&T has the right to grant any of the right-to-use licenses of the type and on the terms herein granted.


              1.12 LUCENT BUSINESS shall have the meaning set forth in the Separation and Distribution Agreement.



              1.13 LUCENT'S PRODUCT REALIZATION TECHNOLOGY means any and all portions of LUCENT's Technology specifically related to the planning, design, development and manufacture of LUCENT's products as listed in Exhibit "G".




              1.14 LUCENT'S RESTRICTED TECHNOLOGY means only those items of LUCENT's Technology listed in the attached Exhibit "H".



              1.15 LUCENT'S SPECIFIED TECHNOLOGY means only those items of LUCENT's Product Realization Technology which are specifically directed to any AT&T Proprietary Feature.



              1.16 LUCENT'S TECHNOLOGY means any and all portions of Enterprise Technology existing as of the Closing Date which were developed by or for, or purchased by the LUCENT Business. The term includes LUCENT's Restricted Technology, LUCENT's Product Realization Technology and LUCENT's Specified Technology but shall not include Applied Corporate Technology, AT&T's Technology, NCR's Technology, Common Support Function Software or Corporate Technology.



              1.17 MASK WORKS means any mask work, registered or unregistered, as defined in 17 U.S.C. Section 901.



              1.18 NCR'S PRODUCT REALIZATION TECHNOLOGY means any and all portions of NCR's Technology specifically related to the planning, design, development and manufacture of NCR's products as listed in Exhibit "D".

              1.19 NCR'S RESTRICTED TECHNOLOGY means only those items of NCR's Technology listed in the attached Exhibit "E".


              1.20 NCR'S SPECIFIED TECHNOLOGY means only those items of NCR's Product Realization Technology newly developed by NCR for AT&T as listed in Exhibit "F".



              1.21 NCR'S TECHNOLOGY means any and all portions of Enterprise Technology existing as of the Closing Date which is owned by NCR or any of its Subsidiaries, or was developed by or for, or purchased by NCR or any of its Subsidiaries, or any portion of Enterprise Technology assigned by AT&T to NCR under a separate Technology Assignment. The term includes NCR's Restricted Technology, NCR's Product Realization Technology and NCR's Specified Technology but shall not include Applied Corporate Technology, AT&T's Technology, LUCENT's Technology, Corporate Technology or Common Support Function Software.


              1.22 RELATED COMPANIES OF AT&T means Subsidiaries of AT&T, only for so long as they remain Subsidiaries, and any other company so designated and agreed to in a writing signed by AT&T and by NCR or LUCENT, as applicable. Solely for purposes of this definition, LUCENT, its Subsidiaries, NCR and its Subsidiaries shall be deemed not to be Related Companies of AT&T.

              1.23 RELATED COMPANIES OF NCR means NCR's Subsidiaries as of the Distribution Date, only for so long as they remain NCR's Subsidiaries, and any other company so designated and agreed to in a writing signed by NCR and by AT&T or LUCENT, as applicable.

              1.24 RELATED COMPANIES OF LUCENT means Subsidiaries of LUCENT, only for so long as they remain Subsidiaries, and any other company so designated and agreed to in a writing signed by LUCENT and by NCR or AT&T, as applicable.

              1.25 TECHNOLOGY means any and all technical information, computer or other apparatus programs, specifications, drawings, records, documentation, works of authorship or other creative works, ideas, knowledge or data. The term Technology includes Copyrights, Mask Works and any other intellectual property right, but does not include any trademark, trade name, trade dress or service mark, or any patent applications on inventions, discoveries or improvements, or any patents that may be granted or have been granted thereon.

                                   ARTICLE II
                     ACCESS AND USE OF ENTERPRISE TECHNOLOGY

              2.1 ACCESS TO ENTERPRISE TECHNOLOGY. During a period beginning on the effective date hereof and ending on the Distribution Date, each Party shall have the right to access and to copy any and all portions of the Enterprise Technology in possession of any of the other two Parties. Such access and copying shall be in accordance with a reasonable request and schedule to be mutually agreed upon between the Party in possession of the Technology which is requested and the requesting Party. All costs associated with the assembling, copying and delivering of such Technology shall be borne by the requesting Party. No later than March 1, 1996 AT&T and LUCENT shall jointly establish a mutually acceptable process for providing copies of AT&T's Network Technology in LUCENT's possession.

              2.2 EXPORT CONTROL. Each Party agrees fully to comply with all applicable Export Control laws, rules and regulations with respect to any and all portions of Enterprise Technology owned by the other Party or Parties.

              2.3 AT&T'S RIGHTS TO USE ENTERPRISE TECHNOLOGY. (a) Subject to the restrictions specified in this Section 2.3, AT&T and its Related Companies shall each have a personal, worldwide, nonexclusive, royalty-free, and non-transferable right to use the Enterprise Technology for the businesses in which AT&T or any of its Related Companies are now or hereafter engaged.

              (b) Until January 1, 2002, neither AT&T nor any of its Related Companies shall use without NCR's prior written consent any of NCR's Restricted Technology for making or having others make for it any product of the kind made, sold or developed by NCR or any of its Related Companies as of the Closing Date.


              (c) Until January 1, 2002, neither AT&T nor any of its Related Companies shall use without LUCENT's written consent any of LUCENT's Restricted Technology for making or having others make for it any telecommunications equipment of the kind made, sold or developed by LUCENT or any of its Related Companies as of the Closing Date.



              (d) AT&T's right to use includes the right of AT&T and its Related Companies to copy, modify and improve any portion of Enterprise Technology. No right is granted hereunder to AT&T or its Related Companies to sublicense any of NCR's Technology or LUCENT's Technology to any third party.



             (e) Notwithstanding any other provision, neither AT&T nor any of its Related Companies shall have the right to access, copy or use, in whole or in part, for any purpose, any of NCR's Product Realization Technology or LUCENT's Product Realization Technology without the prior written consent of NCR or LUCENT, respectively.

              2.4 NCR'S RIGHTS TO USE ENTERPRISE TECHNOLOGY. (a) Subject to the restrictions specified in this Section 2.4 and in Section 2.7, NCR and its Related Companies shall each have a personal, worldwide, nonexclusive, royalty-free and non-transferable right to use the Enterprise Technology for the businesses in which NCR or any of its Related Companies are now or hereafter engaged.

              (b) Until January 1, 2002, neither NCR nor any of its Related Companies shall use without AT&T's prior written consent any of AT&T's Restricted Technology to provide or to enable the provision by anyone of services of the kind sold, offered or developed by AT&T or any of its Related Companies as of the Closing Date.


              (c) Until January 1, 2002, neither NCR nor any of its Related Companies shall use without LUCENT's written consent any of LUCENT's Restricted Technology for making or having others make for it any telecommunications equipment of the kind made, sold or developed by LUCENT or any of its Related Companies as of the Closing Date.



              (d) NCR's right to use includes the right of NCR and its Related Companies to copy, modify and improve any portion of Enterprise Technology. No right is granted hereunder to NCR or its Related Companies to sublicense any of AT&T's Technology or LUCENT's Technology or Common Support Function Software or Corporate Technology to any third party.


              (e) Until January 1, 2002, neither NCR nor any of its Related Companies (i) shall use, in whole or in part, any NCR's Specified Technology in connection with the development of substantially the same feature as any AT&T's Proprietary Feature for customers other than AT&T, or (ii) shall provide copies of or disclose any portion of NCR's Specified Technology to any such other customers. Notwithstanding the above, the use prohibition associated with NCR's Specified Technology will extend for a period of nine (9) years from first deployment for that NCR's Specified Technology associated with any AT&T's Proprietary Features which is committed but not yet deployed on the effective date hereof.


              (f) Notwithstanding any other provision, neither NCR nor any of its Related Companies shall have the right to access, copy or use, in whole or in part, for any purpose, any of AT&T's Network Technology or AT&T's Wireless Services Technology, or any of LUCENT's Product Realization Technology or LUCENT's Specified Technology, without the prior written consent of AT&T or LUCENT, respectively, and only to support work for or on behalf of AT&T or LUCENT, respectively.



             2.5 LUCENT's RIGHTS TO USE ENTERPRISE TECHNOLOGY. (a) Subject to the restrictions specified in this Section 2.5 and in Section 2.7, LUCENT and its Related Companies shall each have a personal, worldwide, nonexclusive, royalty-free and non-transferable right to use the Enterprise Technology for the businesses in which LUCENT or any of its Related Companies are now or hereafter engaged.



              (b) Until January 1, 2002, neither LUCENT nor any of its Related Companies shall use without AT&T's prior written consent any of AT&T's Restricted Technology to provide or to enable the provision by anyone of services of the kind sold, offered or developed by AT&T or any of its Related Companies as of the Closing Date.



              (c) Until January 1, 2002, neither LUCENT nor any of its Related Companies shall use without NCR's prior written consent any of NCR's Restricted Technology for making or having others make for it products of the kind made, sold or developed by NCR or any of its Related Companies as of the Closing Date.



              (d) LUCENT's right to use includes the right of LUCENT and its Related Companies to copy, modify and improve any portion of Enterprise Technology. No right is granted hereunder to LUCENT or its Related Companies to sublicense any of AT&T's Technology or NCR's Technology to any third party.



              (e) Notwithstanding any other provision, neither LUCENT nor any of its Related Companies shall have the right to access, copy or use, in whole or in part, for any purpose, any of AT&T's Network Technology or AT&T's Wireless Services Technology or NCR's Product Realization Technology, without the prior written consent of AT&T or NCR, respectively, and only to support work for or on behalf of AT&T or NCR, respectively.

              2.6 PROCUREMENT. (a) As an attribute to each Party's rights to use Enterprise Technology and subject to the restrictions specified in Sections 2.3,
2.4 and 2.5, each Party may disclose to any of its suppliers or prospective suppliers only those portions of Enterprise Technology that are necessary for the procurement by such Party of components, subsystems, subassemblies, products and/or services of the businesses of such Party.

              (b) Each Party agrees that it will not make any portion of Enterprise Technology available to any such supplier or prospective supplier except under procurement terms and conditions (including confidentiality, use and disclosure restrictions) normally used by such Party to protect its own proprietary information of a similar nature.

              (c) The procurement rights granted hereunder to each one of the Parties under this Section 2.6 shall not be exercised by one Party in a manner such that the exercise of such one Party's procurement rights is a sham to effect the licensing of another Party's Technology or any portion thereof, or of the Enterprise Technology or any thereof, to a third party and not for bona fide business purposes of such one Party.

              (d) Each Party agrees that prior to the disclosure of any portion of Enterprise Technology under this Section 2.6, all proprietary information of the other two Parties shall be expunged. No later than March 1, 1996, the Parties will agree on acceptable procedures to achieve such expungement.


              2.7 EXCLUSION OF AT&T'S WIRELESS SERVICES TECHNOLOGY. The licenses and rights to use Enterprise Technology granted hereunder to NCR or LUCENT do not include any license or right under any AT&T's Wireless Services Technology existing as of the Closing Date. With respect to any such AT&T's Wireless Services Technology in commercial use as of the Closing Date by AT&T Wireless Services, Inc., the foregoing exclusion shall not limit NCR's or LUCENT's ability to continue providing products and services of the kind they each provide as of the date of this Agreement.


                                   ARTICLE III
                                   TERMINATION

              3.1 VOLUNTARY TERMINATION. By written notice to another Party, each Party may voluntarily terminate all or a specified portion of the rights granted to it hereunder. Such notice shall specify the effective date of such termination and shall clearly specify the portion of the other Party's Technology for which rights to use are being terminated.

              3.2 SURVIVAL. Any voluntary termination of rights of a Party under
Section 3.1 shall not affect such Party's rights with respect to any use prior to such termination, and shall not affect the rights of the other two Parties hereunder.


              3.3 CHANGE OF CONTROL OF OR CERTAIN ACQUISITIONS BY NCR. In the event of a Change of Control of NCR or in the event that NCR acquires any Person that (i) competes with AT&T in the provision of telecommunications services, or
(ii) competes with LUCENT in the provision of telecommunications systems and equipment, or (iii) has a market value greater than fifty percent (50%) of NCR's market value at the time of such acquisition, then all rights granted to NCR hereunder shall extend only to a specific annual volume of products which are of a kind comparable to those offered by NCR prior to such Change of Control or acquisition. Such specific volume of products shall not exceed the volume of corresponding products of NCR prior to such Change of Control or acquisition.


                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

              4.1 AGREEMENT PREVAILS. This Agreement shall prevail in the event of any conflicting terms or legends which may appear on any portion of the Enterprise Technology.


              4.2 NOTHING CONSTRUED. Neither the execution of this Agreement nor anything in it or in the Enterprise Technology shall be construed as an obligation upon any Party or its Related Companies to furnish to any other Party or its Related Companies, any assistance of any kind whatsoever, or any information other than the portion of Enterprise Technology requested pursuant to Section 2.1, or to revise, supplement or elaborate upon the Enterprise Technology.

              4.3 DISCLAIMER. NO PARTY OR ANY OF ITS RELATED COMPANIES MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATEVER, OR CONFERS ANY RIGHT BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THE RIGHTS AND WARRANTIES HEREIN EXPRESSLY GRANTED.

              4.4 NO PATENT LICENSES. Nothing contained in this Agreement shall be construed as conferring to any Party by implication, estoppel or otherwise any license or right under any patent, whether or not the exercise of any right herein granted necessarily employs an invention of any existing or later issued patent.

              4.5 CONFIDENTIALITY. The confidentiality obligations of each Party under Article VIII of the Separation and Distribution Agreement shall apply to such Party's handling and treatment of those portions of Enterprise Technology in such Party's possession which are owned by any of the other Parties.

              4.6 NONASSIGNABILITY. The Parties hereto have entered into this Agreement in contemplation of personal performance, each by the other, and intend that the rights granted hereunder to a Party not be extended to entities other than such party's Related Companies (and only for so long as they remain Related Companies) without the other Party's or Parties', as applicable, express written consent. Neither this Agreement nor any rights hereunder shall be assignable or transferable by any Party to any other Person, except as expressly permitted hereunder, without the express written consent of the other Parties, provided that such consent shall not be unreasonably withheld in the event of a proposed assignment or transfer of those licenses and rights relevant to any portion of any Party's business that is or is to be spun off or otherwise distributed to such Party's shareholders.


              4.7 ADDRESSES. The Parties agree that any notice or other communication hereunder shall be given as set forth in Section 12.5 of the Separation and Distribution Agreement, except that notice to AT&T shall be addressed to F. J. Berry, Vice President-Law, 495 North Maple Avenue, Basking Ridge, N.J. 07920.


              4.8 CHOICE OF LAW. Except as otherwise provided in Section 9.9 of the Separation and Distribution Agreement, this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, irrespective of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, performance and remedies.

              4.9 INTEGRATION. (a) Except as expressly provided hereunder, this Agreement does not amend, cancel, terminate or replace any preexisting agreements or arrangements between all three Parties, or any two Parties, or any of their respective units, divisions or organizations of their respective businesses before the AT&T's restructuring. Except as otherwise provided in the Separation and Distribution Agreement, all terms and conditions under such preexisting agreements or arrangements shall continue to apply as between the Parties thereto in accordance with their respective terms and conditions.

              (b) Except as otherwise provided in the Supplemental General Purchase Agreement between AT&T and Lucent dated as of February 1, 1996 (which supplemental agreement specifically relates to development and support for the 4ESS switch, Next Network Switch, and related products and development), this Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them other than preexisting agreements or arrangements as specified in Section 4.9(a). A Party shall not be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the Party to be bound thereby.

              4.10 ARBITRATION AND DISPUTE RESOLUTION. The Parties agree that the procedures for discussion, negotiation and arbitration set forth in Article IX of the Separation and Distribution Agreement, which Article IX is incorporated herein by reference, shall apply to all disputes, controversies or claims that may arise under or in connection with this Agreement.

              4.11 AMENDMENTS AND CHANGES. Subsequent to the execution of this Agreement by all Parties, and solely to the extent that a change is desired by and restricted to any two Parties without affecting the rights of the third Party hereto, such two Parties may separately amend any provision of this Agreement which governs the rights exchanged between them without notifying, advising, consulting or requesting the concurrence of the third Party hereto. Except as specifically provided herein, any other modification affecting all three Parties shall require the written agreement and signature of all the Parties.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in triplicate originals by its duly authorized representatives on the respective dates entered below.


         AT&T CORP.


         By:    /s/
                -------------------------------------

         Title:
                -------------------------------------

         Date:
                -------------------------------------




         LUCENT TECHNOLOGIES INC.




         By:    /s/
                -------------------------------------

         Title:
                -------------------------------------

         Date:
                -------------------------------------

         NCR CORPORATION




         By:    /s/
                -------------------------------------

         Title:
                -------------------------------------

         Date:
                -------------------------------------





               THIS AGREEMENT DOES NOT BIND OR OBLIGATE ANY PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                         REPRESENTATIVES OF ALL PARTIES.

                                    Exhibit A
                        LIST OF AT&T'S NETWORK TECHNOLOGY

Proprietary Information (whether created by AT&T, LUCENT or jointly) about the infrastructure of AT&T's global network

- -    office drawings

- -    equipment assignment records

- -    data and paper records

- -    customer records

- -    Information resident in network elements, for example, customer network and speech data

- -    AT&T generated FSD-like requirements documents

- -    network/service architecture documents

- -    network design documents

- -    software/code listings developed by AT&T associated with infrastructure

- -    network testing specifications

- -    manufacturing specifications

- -    service provisioning documents

- -    installation and engineering handbooks other than those provided by LUCENT with its products

- -    performance analysis and engineering rules associated with the AT&T and customer network

- -    all memoranda document the planning, design and implementation of the technology associated with AT&T services

Proprietary practices used for operating the AT&T global network

- -    Maintenance practices

- -    Engineering practices

- -    Power/infrastructure practices

Technology developed by AT&T Services Business or by a third party for AT&T Services Business, without any substantial involvement by LUCENT

                                    Exhibit B

                           [Intentionally Left Blank]

                                    Exhibit C
                      LIST OF AT&T'S RESTRICTED TECHNOLOGY

Operation Support Systems and product realization developed by AT&T Services Business


Technology owned by AT&T Services Business resulting from an agreement between AT&T and Stratacom related to feature development for Stratacom's packet switch



Technology owned by AT&T Services Business resulting from an agreement between AT&T and a third party communications equipment provider, dated September 1, 1993.


SSI-related Technology (excluding any LUCENT's Restricted Technology as set forth in Exhibit H) retained by AT&T Services Business, including Technology related to the following developments:

- -    Undersea repeater assembly

- -    Lightwave Terminating Unit for submarine applications

- -    Nonrepeatered terminal equipment for submarine applications

- -    Transmission terminal equipment for submarine applications

- -    Submarine Lightwave Terminating Equipment

- -    Lightwave Monitoring Equipment for submarine applications

- -    System for Assembly, Laying and Testing submarine equipment and subassemblies

                                    Exhibit D
                  LIST OF NCR'S PRODUCT REALIZATION TECHNOLOGY

Proprietary Information (whether created by NCR or jointly with LUCENT and/or AT&T) relating to NCR product realization and support and that includes:

- -    NCR generated functional specifications and similar requirements documents


- -    product architecture documents


- -    design documents

- -    software/code listings developed by NCR associated with product realization

- -    testing specifications

- -    engineering drawings

- -    NCR practices

- -    manufacturing specifications

- -    ordering and pricing documents

- -    installation and engineering handbooks

- -    performance analysis and engineering rules

- -    all memoranda documenting the planning, design and implementation of the technology associated with NCR products

                                    Exhibit E
                       LIST OF NCR'S RESTRICTED TECHNOLOGY
                                      NONE

                                  Exhibit F
                       LIST OF NCR'S SPECIFIED TECHNOLOGY
                                      NONE

                                    Exhibit G
                 LIST OF LUCENT'S PRODUCT REALIZATION TECHNOLOGY

Proprietary Information (whether created by LUCENT or jointly with AT&T) relating to LUCENT product realization and support and that consists of:

- -    LUCENT generated FSD-like requirements documents

- -    product/network element architecture documents

- -    design documents

- -    software/code listings developed by LUCENT associated
     with product realization

- -    testing specifications

- -    drawings such as J, T, H, ED, NE, NJ, SD, NS, NT, ETC.

- -    LUCENT practices

- -    manufacturing specifications

- -    ordering documents

- -    installation and engineering handbooks

- -    performance analysis and engineering rules

- -    all memoranda documenting the planning, design and implementation of the technology associated with LUCENT products

Product realizations developed by LUCENT for AT&T Proprietary Features comprising but not limited to product design documents, such as circuit diagrams, schematics, and source and object code.

Technology developed by LUCENT or by a third party for LUCENT, without any substantial involvement by AT&T.

                                    EXHIBIT H
                     LIST OF LUCENT'S RESTRICTED TECHNOLOGY

LUCENT designates as LUCENT's Restricted Technology the unique component adaptations and the unique component modifications (both, as opposed to the component itself) which are used solely in the specific AT&T Submarine Systems, Inc. ("SSI") equipment and SSI subassemblies listed below:

- -    Undersea Repeater Assembly

- -    Lightwave Terminating Unit for submarine applications

- -    Nonrepeatered Terminal Equipment for submarine applications

- -    Transmission Terminal Equipment for submarine applications


- -    Submarine Lightwave Terminating Equipment


- -    Lightwave Monitoring Equipment for submarine applications

- -    System of Assembly, Laying and Testing submarine equipment and subassemblies

                                    EXHIBIT I

                      LIST OF APPLIED CORPORATE TECHNOLOGY

- -     Increment of Electronic Signage Technology jointly funded by NCR and Bell
      Labs Research for Electronic Shelf Label retail applications. This specifically excludes technology to provide broadband uplink capability, caller ID, and tracking capability

- -     Produce Identification Technology involving optical spectroscopy, gas sampling and the associated identification algorithms

- -     Increment of POS scanner technology (HW/SW) jointly funded by NCR and Bell
      Labs Research to improve performance of scanners located in sunlight in retail applications

- -     Increment of movement detection technology jointly funded by NCR and Bell
      Labs Research for tracking customers in retail establishments to determine their shopping characteristics (e.g. where they lingered)

- -     Increment of Management Discovery Tool (MDT) technology jointly funded by
      NCR and Bell Labs Research

- -     Increment of object storage technology that was jointly funded by NCR and
      Bell Labs Research and resulted in becoming a part of NCR's
      Moonbase/Prospector Multimedia Data Base